STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS - Pioneer Bank, National Association 401(k) Savings Plan - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Investment income
Interest and dividend income from investments	$ 948,856	$ 917,344
Net appreciation in fair value of investments	3,513,360	2,432,667
Total investment income	4,462,216	3,350,011
Interest income on notes receivable from participants	42,294	47,000
Contributions
Employer	622,873	561,801
Participants	1,647,193	1,584,598
Rollovers	255,999	262,001
Total contributions	2,526,065	2,408,400
Total additions	7,030,575	5,805,411
Deductions from net assets attributed to:
Benefits paid to participants	3,493,129	1,866,658
Administrative expenses	37,667	38,317
Total deductions	3,530,796	1,904,975
Net increase in net assets available for benefits	3,499,779	3,900,436
Net assets available for benefits
Beginning of year	27,002,967	23,102,531
End of year	$ 30,502,746	$ 27,002,967